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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             --------------------


                                   FORM 8-K


                                CURRENT REPORT

                   PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


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
Date of report (Date of earliest event reported): September 6, 2001 (September 4, 2001)

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                     New Century Equity Holdings Corp.
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             (Exact Name of Registrant as Specified in Charter)




         Delaware                       000-28536                74-2781950
----------------------------        ------------------     ---------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)



10101 Reunion Place, Suite 450, San Antonio, Texas                 78216
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      (Address of Principal Executive Offices)                   (Zip Code)


      Registrant's telephone number, including area code: (210) 302-0444
                                                          --------------



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ITEM 5.     OTHER EVENTS

      On September 4, 2001, the Company received notice from The Nasdaq Stock Market, Inc. ("Nasdaq") that its common stock failed to maintain the minimum bid price of at least $1.00, as required by Nasdaq Marketplace Rule 4450(a)(5) ("Rule"), over a period of 30 consecutive trading days. Nasdaq has provided the Company with 90 calendar days, or until December 3, 2001, to comply with the Rule. If at any time before December 3, 2001, the bid price for the Company's common stock is at least $1.00 for a minimum of 10 consecutive trading days, the staff of Nasdaq will determine if the Company complies with the Rule. If the Company is unable to demonstrate compliance with the Rule by December 3, 2001, the Company's common stock will be subject to delisting from Nasdaq. Any such determination of Nasdaq may be appealed by the Company to a Nasdaq Listing Qualifications Panel.


ITEM 7.     FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)   Financial Information

              Not applicable.

        (b)   Pro Forma Financial Information

              Not applicable.

        (c)   Exhibits

              Exhibit         Description
              -------         -----------
                99.1          Press Release, dated September 5, 2001












                                       2

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEW CENTURY EQUITY HOLDINGS CORP.

Date: September 6, 2001                  By: /s/ DAVID P. TUSA
                                             -----------------------------------
                                             Name:  David P. Tusa
                                             Title: Senior Vice President,
                                                    Chief Financial Officer and
                                                    Corporate Secretary
























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                                INDEX TO EXHIBITS


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

              Exhibit
              Number               Description
              -------              -----------
              99.1                 Press Release, dated September 5, 2001

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